UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 1, 2013

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-188745	OHIO POWER COMPANY (an Ohio corporation) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 31-4271000	333-188745-01	OHIO PHASE-IN-RECOVERY FUNDING LLC (a Delaware limited liability company) 1 Riverside Plaza Columbus, Ohio 43215 (614) 716-1000 13-4922640

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On the date hereof Ohio Power Company (“OPCo”) and Ohio Phase-in-Recovery Funding LLC (the “Issuing Entity”) issued the Senior Secured Phase-In-Recovery Bonds as described in the Preliminary Prospectus Supplement dated July 17, 2013 and the Final Prospectus Supplement dated July 23, 2013.  In connection with this issuance OPCo and the Issuing Entity are filing the exhibits listed in Item 9.01(d) below.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHIO POWER COMPANY

/s/ Thomas G. Berkemeyer
By:	Thomas G. Berkemeyer
Title:	Assistant Secretary

OHIO PHASE-IN-RECOVERY FUNDING LLC

/s/ Thomas G. Berkemeyer
By:	Thomas G. Berkemeyer
Title:	Assistant Secretary

Date: August 1, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
5.1	Opinion of Sidley Austin LLP with respect to legality.
8.1	Opinion of Sidley Austin LLP with respect to federal tax matters.
23.1	Consent of Sidley Austin LLP (included in its opinions filed as Exhibits 5.1 and 8.1).